                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                      Form 8-K/A

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  September 18, 1997
                   Date of Report (Date of Earliest event reported)

                                   ML Bancorp, Inc.
                (Exact name of registrant as specified in its charter)



                             Commonwealth of Pennsylvania
                    (State or other jurisdiction of incorporation)

                                         0-24358
                               (Commission File Number)

                                       23-2752439
                          (IRS Employer Identification No.)

                                  Two Aldwyn Center
                             Lancaster Avenue & Route 320
                            Villanova, Pennsylvania 19085
                       (Address of principal executive offices)

                                     (610) 526-6200
                  Registrant's telephone number, including area code

Item 5.  Other Events.

    On September 24, 1997, ML Bancorp, Inc. ("ML Bancorp") filed a Current Report on Form 8-K (the "Current Report") disclosing that on September 18, 1997 ML Bancorp and Sovereign Bancorp ("Sovereign") entered into an Agreement and Plan of Merger which sets forth the terms and conditions under which ML Bancorp will be merged with and into Sovereign. This amendment No. 1 to the Current Report is being filed to replace Exhibit Nos. 10.1 and 10.2 to the Current Report. Exhibits 10.1 and 10.2 as filed with this amendment are the final forms of such Exhibits.

Item 7.  Financial Statements and Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits.

         The following exhibits are filed herewith.

       Exhibit No.            Description of Exhibit
       ___________            ______________________

          10.1 Form of Letter Agreement, dated as of September 18, 1997, between Sovereign Bancorp and the directors and executive officers of ML Bancorp, Inc. (included also as Exhibit 1-A to the Agreement and Plan of Merger, dated as of September 18, 1997, between Sovereign Bancorp and ML Bancorp, Inc.).

          10.2 Form of Letter Agreement, dated as of September 18, 1997, between ML Bancorp, Inc. and the directors and executive officers of Sovereign Bancorp (included also as Exhibit 1-B to the Agreement and Plan of Merger, dated as of September 18, 1997, between Sovereign Bancorp and ML Bancorp, Inc.).

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ML BANCORP, INC.



                             By:/s/ Brian M. Hartline
                                ______________________________________________
                                 Name:  Brian M. Hartline
                                 Title: Senior Vice President, Chief Financial
                                            Officer, Secretary and Treasurer
                                            (principal financial officer)

Date:  November 7, 1997



                                       3